GUIDESTONE FUNDS GLOBAL IMPACT FUND
Supplement dated March 1, 2021
to
Statement of Additional Information (“SAI”) dated February 1, 2021
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         ADDITION OF OFFICER
Under the section entitled Information About Each Trustee’s Qualifications, Experience, Attributes or Skills, beginning on page 49, the following information is added in alphabetical order to the portion of the table listing the Officers Who Are Not Trustees:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone Financial Resources, 2021 – present; Portfolio Manager, GuideStone Financial Resources, 2019 – 2021; Senior Investment Analyst, GuideStone Financial Resources, 2017 – 2019; Senior Investment Analyst, First Command Financial Services, 2013 – 2017.	N/A	N/A
II.         CHANGE OF CONTROL FOR PARAMETRIC PORTFOLIO ASSOCIATES LLC
On October 8, 2020, Parametric Portfolio Associates LLC (“Parametric”) announced that its parent, Eaton Vance Corp. (“Eaton Vance”), had entered into a definitive agreement to be acquired by Morgan Stanley (the “Acquisition”). Upon close of the Acquisition, Eaton Vance and its affiliates, including Parametric, will become part of Morgan Stanley Investment Management, which along with its affiliates is the investment management division of Morgan Stanley. Parametric will retain the firm's brand autonomy and will not have any changes to its investment team and philosophy. The Acquisition closed on March 1, 2021. As result of the Acquisition, there will not be any change to the nature, extent or quality of the investment advisory services that Parametric provides to GuideStone Funds; however, ownership information for Parametric changed upon completion of the Acquisition, as shown below.
In the section entitled Control Persons of Sub-Advisers, the disclosures pertaining to Parametric for each of the Global Impact Fund and Cash Overlay Program, on page 56, are deleted in their entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Morgan Stanley Investment Management effective as of March 1, 2021. Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley, a NYSE-listed, leading global financial services corporation.
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In the section disclosing Portfolio Manager Compensation the following disclosure pertaining to Parametric, beginning on page 60, is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”). Parametric believes the firm’s compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.
Compensation of Parametric employees has three primary components: (i) a base salary; (ii) an annual cash bonus; and (iii) annual equity-based compensation for eligible employees.
Parametric employees also receive certain retirement, insurance and other benefits that are broadly available. Compensation of Parametric employees is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are paid on an annual cycle.
The firm also maintains the following arrangements: (i) employment contracts for key investment professionals and senior leadership; (ii) eligible employees receive Eaton Vance equity grants that vest over a three-year period from grant date - the vesting schedule for each grant is 50% in year two and 50% in year three; and (iii) profit sharing that vests over a five-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.
Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.
Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.
Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.). In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skill, experience and performance.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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